UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2013

GUIDED THERAPEUTICS, INC.

 (Exact name of registrant as specified in its charter)

Delaware	0-22179	58-2029543
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

Registrant’s telephone number, including area code: (770) 242-8723

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7.01 (Regulation FD Disclosure)

On April 5, 2013, the Company filed a post-effective amendment to its registration statement on Form S-1 (File No. 333-184944) with the Securities and Exchange Commission (“SEC”) and on July 5, 2013, the Company filed a registration statement on Form S-1 (File No. 333-189823) with the SEC, both incorrectly stating the date of our filing of an amended premarket approval application with the U.S. Food and Drug Administration for our LuViva™ non-invasive cervical cancer detection device. As previously disclosed in our other filings with the SEC, including our annual report on Form 10-K for the year ended December 31, 2012, we filed our amended PMA application on November 14, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDED THERAPEUTICS, INC.

/s/ Mark L. Faupel, Ph.D.
By: Mark L. Faupel, Ph.D.
CEO & President
Date: July 9, 2013

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